Exhibit 99.2

             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE PROVISIONS
           OF THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES
              LAWS AND IS TRANSFERABLE ONLY IN COMPLIANCE WITH THE
                             PROVISIONS OF SUCH LAWS



                  5% CONVERTIBLE SECURED NON-RECOURSE NOTE DUE
                                 April 16, 2010

$950,000.00                                                       April 16, 2007


SECTION 1. General. Lightspace Corporation, for value received, hereby promises to pay to Illumination Design Works, Inc., the Holder hereof, the principal amount of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, and to pay interest on the principal amount outstanding under this Note from this date, at the rate of five percent (5%) per annum, annually on the 15th day of April in each succeeding year, payable in cash. All payments of principal and interest on this Note shall be paid to the Holder, without presentment or demand. To the extent not sooner paid, and subject to the conversion rights set forth herein, all accrued and outstanding principal and interest hereunder shall be due and payable on April 16, 2010. Interest hereon for any period other than a full year shall be computed on the basis of the number of days elapsed over a 365-day year.

SECTION 2. Definitions. As used herein, the following terms have the following respective meanings:

     "Board of Directors" means the board of directors of the Corporation.

     "Common Stock" shall mean the Common Stock, $.0001 par value, of the Corporation authorized as of the date hereof.

     "Corporation" shall mean Lightspace Corporation, a Delaware corporation, the issuer of this Note, and shall also mean any successor corporation. The term "corporation" shall include an association, joint stock company, business trust, limited liability company or other similar organization.

     "Holder" shall mean Illumination Design Works, Inc..

     "Market Price" means, for one share of Common Stock at any date (i) if the principal trading market for such securities is an exchange, the average of the closing sale prices per share for the last ten previous trading days in which a sale was reported, as officially reported on any consolidated tape or, (ii) if the security is not listed on an exchange, the average of the closing sale prices per share on the last ten previous trading days in which a sale was reported as set forth in the National Quotation Bureau sheet listing such securities for such days. Notwithstanding the foregoing, if there is no reported closing sale price, as the case may be, reported on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be the average of the high bid and asked prices for the last ten previous trading days in which a sale was reported; and if there is no reported high bid and asked prices, as the case may be, reported on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors.

     "Note" refers to this Note. Such term also refers to any notes executed and delivered by the Corporation in exchange or replacement pursuant to Section 6 hereof.

     The term "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government or any department, agency or political subdivision thereof.

     "Subsidiary" shall mean any corporation of which stock or other interest having ordinary power to elect a majority of the board of directors (or other governing body) of such entity (regardless of whether or not at the time stock or interests of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Corporation or by one or more Subsidiaries.

SECTION 3. Holders. The Corporation may deem and treat the Holder of this Note as the absolute owner of this Note for the purpose of receiving payment hereon or on account hereof and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

SECTION 4. Prepayment. The Corporation shall have no right to prepay any amounts due under this Note without the prior written consent of the Holder, such consent to be granted or withheld in the Holder's sole and exclusive discretion.

SECTION 5. Collateral.

     5.1 In order to secure the payment and performance of all of the Corporation's obligations, warranties and agreements under this Note, the Corporation has executed and delivered a Pledge Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), granting the Holder certain liens and rights relating to the "Collateral" (as defined in the Pledge Agreement).

SECTION 6. Conversion of Note; Issuance of Certain Securities

     6.1 Rights and Obligations to Convert. Subject to and upon compliance with the provisions hereof, and so long as David Hoch has not breached his employment agreement with Administaff or the Invention Assignment and Proprietary Information Agreement, dated the date hereof (the "Employment Agreements"), the Holder of this Note shall have the right, at such Holder's option, at any time or from time to time prior to the date this Note is paid upon maturity or acceleration, to convert all or any part of the unpaid principal amount of this Note (the Conversion Right") into shares of Common Stock at a conversion price of $.80 per share (the "Conversion Price"). In the event that David Hoch has breached any of the material provisions of the Employment Agreement, the Corporation shall have the right to convert all or any part of the unpaid principal amount of this Note into shares of Common Stock at the lesser of the Conversion Price or the Market Price for the Common Stock.

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     6.2 Exercise of Conversion Privilege. The Conversion Right may be exercised by the Holder by the surrender of this Note (or of any replacement Note issued hereunder) at the principal office of the Corporation, accompanied by written notice to the Corporation. Conversion shall be deemed to have been effected on the date when such delivery of the conversion notice is actually made or, if earlier, at the expiration of five (5) calendar days after being sent to the Corporation by the Holder by registered or certified mail, return receipt requested, with postage thereon fully prepaid, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter, the Corporation shall issue and deliver to, or upon the written order of the Holder, a certificate or certificates for the number of full shares of Common Stock to which the Holder is entitled (the "Conversion Stock") and provision shall be made for any fractions of a share as provided in Section 6.3 below. The person in whose name the certificate or certificates for Conversion Stock are to be issued shall be deemed to have become a stockholder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of this Note, the Corporation shall issue and deliver to, or upon the written order of, the Holder hereof, at the expense of the Corporation, a new Note covering the principal amount of this Note not converted, which new Note shall entitle the Holder to interest on the principal amount thereof to the same extent as if the unconverted portion of this Note had not been surrendered for conversion.

     6.3 Adjustment for Fractional Shares. No fractional shares of Conversion Stock or scrip shall be issued upon conversion of this Note. Any fractional shares of Conversion Stock shall be paid to the Holder upon conversion in cash at the Market Price.

     6.4 Adjustment of Conversion Price.

     (a) The Conversion Price shall be subject to adjustment from time to time as follows:

        (i) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend or other distribution of securities to the Corporation's stockholders without consideration (other than a distribution of rights to purchase securities for cash) payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, immediately following the record date fixed for such dividend or other distribution, the Conversion Price shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of this Note shall be increased and the Conversion Price decreased in proportion to such increase of outstanding shares.

        (ii) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, immediately following the record date for such combination, the number of shares of Conversion Stock issuable upon conversion of this Note and the Conversion Price shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased and the Conversion Price shall be increased in proportion to such decrease in outstanding shares.

        (iii) If any consolidation or merger of the Corporation with or into another entity, or the sale of all or substantially all of its assets to another entity shall be effected, or in the case of any capital reorganization or reclassification of the capital stock of the Corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Note shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of this Note, such shares of stock, securities, interests or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable by the Holder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, interests or assets thereafter deliverable upon the exercise of such conversion rights.

        (iv) All calculations under this paragraph (a) shall be made to the nearest cent or to the nearest one-hundredth (1/100) of a share, as the case may be.

     (b) Whenever the Conversion Price shall be adjusted as provided in paragraph (a) of this Section 6.4, the Corporation shall forthwith file, at the then principal office of the Corporation or at such other place as may be designated by the Corporation, a statement signed by the President and Treasurer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Holder at the Holder's address appearing on the Corporation's records.

     6.5 Rights Relating to Conversion.

     (a) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of Conversion Stock of the Corporation upon conversion of this Note; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of this Note in respect of which such shares are being issued if such taxes would not be due if such shares were issued or delivered to the Holder.

     (b) The Corporation shall reserve, out of authorized but unissued shares of its capital stock, solely for the purpose of effecting the conversion of this Note, sufficient shares of Conversion Stock to provide for the conversion of this Note.

     (c) All shares of Conversion Stock which may be issued upon conversion of this Note will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     (d) By such Holder's presentment of this Note for conversion into Common Stock under this Section 6, the Holder hereof shall be deemed to:

        (i) represent and warrant to the Corporation that such Holder has full right and authority to exercise such conversion privilege and to receive the shares of Conversion Stock, without resulting in a violation, breach or default (with the giving of notice, the passage of time, or otherwise) under any law, regulation, order, judgment, writ or contract (including but not limited to a pledge agreement or other agreement creating a lien or adverse interest in this Note or any shares of Conversion Stock) that is applicable to such Holder, this Note or any Conversion Stock; and

        (ii) agree to protect, defend and indemnify the Corporation against any losses, judgments, damages or expenses (including attorneys' fees) incurred in connection with any breach of or inaccuracy in the representations and warranties of (i) above.

     (e) Until such shares have been registered as provided in the Registration Rights Agreement (as hereinafter defined), any and all shares of Conversion Stock issued pursuant to a conversion of this Note shall bear a legend reflecting that such shares of Conversion Stock have not been registered under the Securities Act of 1933, as amended, or under any state security law, and cannot be transferred by sale, pledge or otherwise, except in compliance with such securities laws and all regulations thereunder. As a condition to the issuance of Conversion Stock, the Holder hereof requesting to so convert this Note shall execute appropriate investment letters and other documents as may be reasonably required by the Corporation and its counsel to assure that the shares of Conversion Stock are issued only in compliance with the applicable securities laws.

SECTION 7. Transfer of Notes. This Note shall not be transferable.

SECTION 8. Registration Rights. The record owner of this Note and any shares of Common Stock issued upon conversion thereof shall be entitled to those registration rights set forth in the Registration Rights Agreement, between the Corporation and the Holder (the "Registration Rights Agreement"), dated the date hereof.

SECTION 9.  Events of Default.

     9.1 Definitions and Effect. In case one or more of the following "Events of Default" shall have occurred and be continuing:

     (a) default in the payment of interest upon this Note as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days;

     (b) default in the payment of the principal of this Note, if and when the same shall become due and payable;

     (c) a trustee or receiver of the Corporation or any of its Subsidiaries, or of any substantial part of the assets of the Corporation or any of its Subsidiaries, shall have been appointed and, if appointed in a proceeding brought against the Corporation or any of its Subsidiaries, the Corporation or any of its Subsidiaries by any action or failure to act shall have indicated its approval of, consent to or acquiescence in such appointment, or, within sixty
(60) days after such appointment, such appointment shall not have been vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

     (d) proceedings involving the Corporation or any of its Subsidiaries shall have been commenced by or against the Corporation or such Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government, or any state government, and, if such proceedings shall have been instituted against the Corporation or any of its Subsidiaries, or the Corporation or any of its Subsidiaries by any action or failure to act shall have indicated its approval of, consent to, or acquiescence therein, or an order shall have been entered approving the petition in such proceedings, and within sixty (60) days after the entry thereof, such order shall not have been vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

     (e) failure on the part of the Corporation duly to observe or perform any other of the material covenants or agreements on the part of the Corporation in this Note or in the Pledge Agreement for a period of thirty (30) days after the occurrence, or any representation or warranty on the part of the Corporation contained in the Pledge Agreement shall be inaccurate in any material respect;

     (f) the Pledge Agreement shall cease at any time to constitute a valid, perfected, first priority lien on, security interest in or collateral assignment of any material portion of the Collateral thereunder; or

     (g) the Corporation or any of its Subsidiaries shall have admitted in writing its inability to pay its debts as they mature, or shall have made an assignment for the benefit of creditors, or shall have been adjudicated bankrupt.

Then, upon the occurrence of an Event of Default pursuant to this Section 9.1, and written notice of such Event of Default by the Holder to the Corporation, the Holder may pursue those remedies set forth in Section 6 and Section 8.1 of the Pledge Agreement; provided, however, that such Holder has previously complied with Section 8.2 of the Pledge Agreement. Notwithstanding anything contained herein or in the Pledge Agreement to the contrary, it is expressly understood and agreed that the Holder shall not have any claim, remedy or right to proceed against the Corporation or Lightspace Emagipix Corporation for the payment of any deficiency or other sum owing on account of this Note from any source other than the Collateral and the Holder of this Note agrees to look solely to the Collateral for the payment of this Note, it being further understood and agreed that this Note and all obligations of the Corporation hereunder are solely non-recourse in nature.

SECTION 10. Notices.

     10.1 Notices to Holder of Notes. Any notice required by the provisions of this Note to be given to the Holder of this Note shall be in writing and may be delivered by personal service or sent by fax or email (in each case with answer back confirmed) or sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to the Holder of record at its address appearing on the books of the Corporation

     10.2 Notices to the Corporation. Whenever any provision of this Note requires a notice to be given to the Corporation by the Holder of this Note, the Holder of Common Stock obtained upon the conversion of this Note or the Holder of any other security of the Corporation obtained in connection with a recapitalization, merger, dividend or other event affecting a Note, then and in each such case, such notice shall be in writing and shall be sent by or sent by fax or email (in each case with answer back confirmed) registered or certified mail, return receipt requested with postage thereon fully prepaid to the Corporation at its principal place of business.

     10.3 General. If sent by fax or email, a confirmed copy of such fax or email notice shall promptly be sent by mail (in the manner provided above) to the recipient. Service of any such communication made (i) by fax or email shall be deemed complete on the date of actual delivery as shown by the addressee's answer back or (ii) only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. No notice under this Section 10 shall be valid unless signed by the Holder of the Note or the Conversion Stock giving the notice.

SECTION 11. No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

SECTION 12. Section Headings. The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of any such Section.

SECTION 13. General. This Note shall be binding on and inure to the benefit of the respective parties hereto and their successors and assigns. All references to gender or number in this Note shall be deemed interchangeable to refer to the masculine, feminine, neuter, singular or plural, as the sense of the context requires. This Note represents the entire understanding of the parties hereto relating to the subject matter hereof, and supersedes any and all other prior Notes between the parties. The terms and provisions of this Note cannot be terminated or modified or amended orally or by course of dealing or conduct, or in any other manner except in a writing signed by the party against whom enforcement is sought. This Note shall be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any Massachusetts or United States Federal Court sitting in the Commonwealth of Massachusetts, county of Suffolk, over any action or proceeding arising out of or relating to this Note and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at the address on the books of the Corporation (or as otherwise noticed to the other party). Each party further waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue on the basis of forum non conveniens. Each party also waives any right to trial by jury. The provisions of this Note are severable, and any invalidity, unenforceability or illegality in any provision or provisions hereof shall not effect the remaining provisions of this Note. In any suit, action or proceeding arising out of or in connection with this Note, the prevailing party shall be entitled to an award of the reasonable attorneys' fees and disbursements incurred by such party in connection therewith.

     IN WITNESS WHEREOF, the Corporation has caused this Note to be executed and delivered by its duly authorized officer, on the date first written above.


                             LIGHTSPACE CORPORATION


                             By:____________________
                                President